UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2004

CIVITAS BANKGROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Tennessee (State or Other Jurisdiction of Incorporation)	000-27393 (Commission File Number)	62-1297760 (I.R.S. Employer Identification No.)

4 Corporate Centre 810 Crescent Centre Drive, Suite 320 Franklin, Tennessee	37067
(Address of Principal Executive Offices)	(Zip Code)

(615) 383-6619
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

     On October 20, 2004, Civitas BankGroup, Inc. (the “Company”) issued a press release announcing that on November 15, 2004, the Company will pay a stock dividend of 2.5 shares per 1,000 shares owned by shareholders of record as of October 29, 2004.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits:

99.1 Press release of the Company, dated October 20, 2004, announcing the declaration of a stock dividend.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIVITAS BANKGROUP, INC.
By:	/s/ Andy LoCascio
Andy LoCascio
Chief Financial Officer

Date: October 21, 2004

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EXHIBIT INDEX

99.1	Press release of the Company, dated October 20, 2004, announcing the declaration of a stock dividend.

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